UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

COMPLETE GENOMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34939	20-3226545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2071 Stierlin Court

Mountain View, California 94043

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 943-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported, on September 15, 2012, Complete Genomics, Inc., a Delaware corporation (the “Company”), BGI-Shenzhen, a company organized under the laws of the People’s Republic of China (“Parent”), and Beta Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). In accordance with the Merger Agreement, Purchaser commenced a tender offer to purchase all outstanding shares of the Company’s common stock, par value $0.001 per share (the “Shares”), for $3.15 per share net to the seller in cash, without interest (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto and collectively with the Offer to Purchase, constitutes the “Offer”), filed by Parent and Purchaser with the Securities and Exchange Commission (the “SEC”) on September 25, 2012. Pursuant to the terms and conditions of the Merger Agreement, Purchaser was merged with and into the Company (the “Merger”) on March 18, 2013 in accordance with the “short form” merger provisions available under Delaware law, which allow the completion of the Merger without a vote or meeting of stockholders of the Company. At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than any Shares held by Parent, Purchaser, the Company or any of their respective subsidiaries and any stockholders who validly exercise their appraisal rights in connection with the Merger under Delaware law) was converted into the right to receive the Offer Price.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 18, 2013, in connection with the Merger, the Company requested that the Nasdaq Global Market (“Nasdaq”) remove its common stock from listing on Nasdaq, that the “GNOM” trading designation be suspended and further requested that Nasdaq file a delisting application with the SEC to delist and deregister its common stock. On March 18, 2013, Nasdaq filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Company’s common stock. The Company will file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Company’s common stock and the termination or suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 3.01.

Item 3.02	Unregistered Sale of Equity Securities.

In order to complete the Merger, on March 15, 2013, pursuant to Section 1.8 of the Merger Agreement, Purchaser exercised its top-up option (the “Top-Up Option”) to purchase newly issued Shares from the Company. Accordingly, on March 18, 2013, the Company issued 45,827,602 Shares (the “Top-Up Option Shares”) to Purchaser, at a price per Share of $3.15. Purchaser paid for the Top-Up Option Shares by delivery of $45,828 in cash and a $144,311,119 promissory note, which will become due and payable in full with all accrued interest on March 18, 2014. The Top-Up Option Shares, when added to the number of Shares directly or indirectly owned by Parent and Purchaser at the time of exercise of the Top-Up Option, represented more than 90% of the Shares outstanding on a fully diluted basis immediately after the issuance of the Top-Up Option Shares (after giving effect to the issuance of Shares pursuant to the exercise of the Top-Up Option).

The Company offered and sold the Top-Up Option Shares as a private placement pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

Item 3.03.	Material Modifications to Rights of Security Holders.

At the Effective Time, holders of such Shares ceased to have any rights as holders of Shares (other than their right to receive the Offer Price) and accordingly no longer have any interest in the Company’s future earnings or growth.

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As previously reported, the initial offering period under the Offer expired at 11:59 p.m., New York City time, March 14, 2013. According to Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), as of such time, 31,403,880 Shares, or 88% of the outstanding Shares, had been validly tendered in and not properly withdrawn from the Offer, including Shares tendered subject to guaranteed delivery procedures. On March 14, 2013, Purchaser accepted for payment all of the Shares that were validly tendered and not withdrawn pursuant to the terms of the Offer (the “Acceptance Time”), at which time a change in control occurred. A copy of the press release announcing the expiration and results of the Offer is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

As noted above, the Merger was consummated on March 18, 2013. Following the consummation of the Merger, the Company continued as the surviving corporation and a wholly owned subsidiary of Parent. A copy of the press release issued by Parent on March 18, 2013 announcing completion of the Merger is filed as Exhibit 99.2 hereto and is incorporated by reference.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

The information set forth in Items 2.01, 3.02, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2013, in connection with the change of control of the Company described in Item 5.01, Dr. C. Thomas Caskey resigned from the board of directors of the Company (the “Board”), effective as of the Acceptance Time. Following the Acceptance Time, the size of the Board was increased to nine directors and the following designees of Parent were appointed to the Board to fill the newly created board seats and the vacancy created by the resignation of Mr. Caskey: Jun Wang, Jian Wang, Ye Yin, Huanming Yang and Songgang Li. Three independent directors, Robert T. Wall, Charles P. Waite Jr. and Lewis J. Shuster, and Dr. Clifford A. Reid remained on the Board pending completion of the Merger.

Pursuant to the terms of the Merger Agreement, Ye Yin, the sole director of Purchaser immediately prior to the Effective Time, became the sole director of the Company at the Effective Time. Following the Effective Time, Jian Wang, Jun Wang, Yingrui Li, Xun Xu, Dr. Clifford A. Reid and Dr. Radoje T. Drmanac were appointed to the Board.

On March 19, 2013, Ajay Bansal, the Chief Financial Officer and Assistant Secretary of the Company, and A.W. Homan, the Senior Vice President, General Counsel and Secretary of the Company, resigned as officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2013, effective upon the closing of the Merger, the certificate of incorporation of the Company was amended and restated (the “Charter”), and the bylaws of the Company were amended and restated (the “Bylaws”). The Charter and Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 15, 2012, by and among BGI-Shenzhen, Beta Acquisition Corporation and Complete Genomics, Inc. (incorporated herein by reference to Exhibit (e)(1) to the Schedule 14D-9/A of Complete Genomics, Inc., filed with the SEC on November 13, 2012).

3.1	Certificate of Incorporation of Complete Genomics, Inc.

3.2	Bylaws of Complete Genomics, Inc.

99.1	Press Release issued by BGI-Shenzhen on March 15, 2013 (incorporated herein by reference to Exhibit (a)(5)(DD) to the Schedule TO-T/A of BGI-Shenzhen and Beta Acquisition Corporation, filed with the SEC on March 15, 2013).

99.2	Press Release issued by BGI-Shenzhen on March 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2013	COMPLETE GENOMICS, INC.

	By:	/s/ Clifford A. Reid
	Name:	Clifford A. Reid, Ph.D.
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 15, 2012, by and among BGI-Shenzhen, Beta Acquisition Corporation and Complete Genomics, Inc. (incorporated herein by reference to Exhibit (e)(1) to the Schedule 14D-9/A of Complete Genomics, Inc., filed with the SEC on November 13, 2012).

3.1	Certificate of Incorporation of Complete Genomics, Inc.

3.2	Bylaws of Complete Genomics, Inc.

99.1	Press Release issued by BGI-Shenzhen on March 15, 2013 (incorporated herein by reference to Exhibit (a)(5)(DD) to the Schedule TO-T/A of BGI-Shenzhen and Beta Acquisition Corporation, filed with the SEC on March 15, 2013).

99.2	Press Release issued by BGI-Shenzhen on March 18, 2013.